UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2014

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 212-858-7514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01                      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On August 11, 2014, Endeavor IP, Inc. (the “Company”), through its wholly owned subsidiary, Endeavor MeshTech, Inc., entered into a license, settlement and release agreement (the “Settlement Agreement”) under its lawsuit against Sensus USA, Inc (“Sensus”).  The Settlement Agreement addresses and resolve in full patent infringement lawsuit filed by the Company in the United States District Court for the District of Delaware, Civil Action No. 1:13-cv-01627-GMS, seeking damages for patent infringement of U.S. Patent No. 7,379,981 entitled “Wireless Communication Enable Meter and Network” by Sensus.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release, dated August 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavor IP, Inc.

/s/ Ravinder Dhat
Ravinder Dhat,
Chief Executive Officer

Date: August 20, 2014